UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                February 4, 2001





                                   TEXACO INC.
             (Exact name of registrant as specified in its charter)



             Delaware                      1-27                74-1383447
(State or other jurisdiction of      (Commission File       (I.R.S. Employer
          incorporation)                  Number)         Identification Number)



         2000 Westchester Avenue,                                10650
          White Plains, New York                               (Zip Code)
(Address of principal executive offices)

                                 (914) 253-4000

              (Registrant's telephone number, including area code)

Item 5.  Other Events
---------------------

On February 4, 2001, the Registrant issued a Press Release entitled "Texaco's Peter I. Bijur Retires- Board Appoints Glenn F. Tilton as Chairman and Chief Executive Officer," a copy of which is attached hereto as Exhibit 99.1 and made a part hereof.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

(c)      Exhibits

         99.1 Press Release issued by Texaco Inc. dated February 4, 2001, entitled "Texaco's Peter I. Bijur Retires- Board Appoints Glenn F. Tilton as Chairman and Chief Executive Officer."

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.








                                                            TEXACO INC.
                                                        --------------------
                                                           (Registrant)





                                             By:      /s/ MICHAEL H. RUDY
                                                  ------------------------------
                                                         (Secretary)





Date:  February 7, 2001
       ----------------